UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 15, 2013

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Cross Country Healthcare, Inc.
 (Exact name of registrant as specified in its charter)
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Delaware	0-33169	13-4066229
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6551 Park of Commerce Blvd., N.W., Boca Raton, FL 33487
(Address of Principal Executive Office) (Zip Code)

(561) 998-2232
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                 Completion of Acquisition or Disposition of Assets.

On February 15, 2013, Cross Country Healthcare, Inc. (the “Company”) together with two of its indirect wholly-owned subsidiaries, Local Staff, LLC and Cross Country Healthcare UK HoldCo Ltd. consummated the sale of the issued and outstanding membership interests of ClinForce, LLC and the issued and outstanding shares of capital stock of Akos Limited, which represent the Company’s clinical trial services business, pursuant to the terms of the Stock Purchase Agreement (the “Purchase Agreement”) to ICON Clinical Research Inc. and ICON Clinical Research UK Limited (collectively, “Buyer”) for an aggregate of $52,000,000 in cash, subject to certain adjustments, plus an earn-out of up to $3,750,000 related to certain performance-based milestones.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full terms and provisions of the Purchase Agreement that was previously filed as an exhibit to the Company’s Current Report on Form 8-K dated February 5, 2013.

For reporting purposes, the results of operations of the Company’s clinical trial services business segment will be included as discontinued operations in the Company’s fourth quarter 2012 reporting.

Pro forma financial information with respect to the sale is provided in item 9.01 of the Current Report on Form 8-K.

Item 7.01                 Regulation FD Disclosure.

Incorporated by reference is a press release issued by the Company on February 19, 2013, which is attached hereto as Exhibit 99.1. This information is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

Item 9.01                 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The Unaudited Pro Forma Consolidated Financial Information of Cross Country Healthcare, Inc. for the nine month periods ended September 30, 2012 and 2011, the fiscal years ended December 31, 2011, 2010, and 2009, and as of September 30, 2012, are filed as Exhibit 99 to this Current Report on 8K.

(d) Exhibits

Exhibit	Description
10.1
Stock Purchase Agreement dated as of February 2, 2013, by and among Cross Country Healthcare, Inc. , Local Staff, LLC, Cross Country Healthcare UK HoldCo Ltd., ICON Clinical Research Inc. and ICON Clinical Research UK Limited.*

99.1	Press Release issued by the Company on February 19, 2013.

99.2
The Unaudited Pro Forma Consolidated Financial Information of Cross Country Healthcare, Inc. for the nine month periods ended September 30, 2012 and 2011, the fiscal years ended December 31, 2011, 2010, and 2009, and as of September 30, 2012.

* Previously filed as an exhibit to the Company’s Form 8-K dated February 5, 2013, and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

Date: February 21, 2013	By:	/s/ Emil Hensel
Name: Emil Hensel
Title: Chief Financial Officer